UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒         Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Finisar Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on September 05, 2017

FINISAR CORPORATION	Meeting Information

Meeting Type: Annual Meeting
For holders as of: July 14, 2017
Date: September 05, 2017 Time: 9:00 AM PDT
FINISAR CORPORATION 1389 MOFFETT PARK DRIVE SUNNYVALE, CA 94089-1133	Location:	Offices of O’Melveny & Myers LLP 2765 Sand Hill Road Menlo Park, CA 94025

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Annual Report

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 22, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items
The Board of Directors recommends you vote
FOR the following:

1.	Election of Directors

Nominees

01	Michael L. Dreyer	02	Thomas E. Pardun

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	To ratify the appointment of BDO USA, LLP as Finisar’s independent registered public accounting firm for the fiscal year ending April 29, 2018.

3.	To vote on a non-binding advisory resolution to approve the compensation of Finisar’s named executive officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4.	To vote on a non-binding advisory resolution to approve the frequency of future votes on the compensation of Finisar’s named executive officers.

NOTE: Subject to Rule 14a-4(c) under the Securities Exchange Act of 1934, if any other matters properly come before the annual meeting, the persons named in this proxy have discretionary authority to vote the shares represented by this proxy on such matters, and intend to vote such shares as the board of directors recommends. Subject to Rule 14a-4(c) under the Securities Exchange Act of 1934, discretionary authority with respect to such other matters is granted by the execution of this proxy or the proper submission of the proxy electronically over the internet or by telephone.

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